AMENDMENT NO. 17
TO THE AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          This Amendment No. 17 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (Invesco Equity Funds) (the “Trust”) amends, effective September 24, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to (i) add Class R6 Shares to select funds and (ii) change the name of Institutional Class Shares to Class R5 Shares;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 16, 2012.

By: Name:	/s/ John M. Zerr John M. Zerr
Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Capital Development Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class Y Shares
Investor Class Shares

Invesco Charter Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class S Shares
Class Y Shares

Invesco Constellation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class Y Shares

Invesco Disciplined Equity Fund	Class Y Shares

Invesco Diversified Dividend Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares
Investor Class Shares

Invesco Summit Fund	Class A Shares
Class B Shares
Class C Shares
Class P Shares
Class R5 Shares
Class S Shares
Class Y Shares”